EXHIBIT 99.1

       MoneyGram International Announces Second Quarter Results

    MINNEAPOLIS--(BUSINESS WIRE)--July 29, 2004--MoneyGram International, Inc. (NYSE:MGI), which spun-off from Viad Corp (NYSE:VVI) on June 30, 2004, today announced second quarter 2004 financial results. Due to the relative significance of MoneyGram to Viad, MoneyGram is considered the divesting entity and treated as the accounting successor to Viad for financial reporting purposes. Consequently, and in accordance with applicable accounting rules, historical financial statements presented by MoneyGram reflect Viad as a discontinued operation.

    Second Quarter Highlights

    --  Total revenue increased 6 percent to $199.8 million.

    --  Fee and other revenue increased 19 percent to $122.1 million.

    -- Global money transfer transaction volume increased 35 percent and revenue increased over 25 percent.

    -- Operating income from the Global Funds Transfer and Payment Systems segments totaled $30.6 million, in line with guidance previously provided by Viad.

    Results of Operations

    Net loss for the second quarter was $1.1 million, or $0.01 per share, compared to net income of $40.9 million (includes $20.4 million of discontinued operations), or $0.47 per share, in the second quarter of 2003. Net loss for the second quarter 2004 includes the following:

    -- $20.7 million pre-tax ($19.3 million after tax, which amounts to $0.22 per share) of non-recurring debt tender and redemption costs related to Viad's debt.

    -- $497 thousand after tax, or nil per share, loss from discontinued operations primarily for Viad Corp. This includes $14.5 million after tax expenses related to the spin-off, which amounts to $0.17 per share.

    Second quarter revenue increased 6 percent to $199.8 million from $187.7 million in the second quarter of 2003 and reflects growth of fee revenue offset by lower investment revenue and securities gains. The Global Funds Transfer segment contributed $128.2 million in revenue, up 15 percent from $111.5 million in the prior year period. Payment Systems revenue decreased 6 percent to $71.7 million, from $76.2 million in the second quarter of 2003. Net revenue was $102.2 million in the second quarter 2004, an increase of 11 percent over the prior year due to the growth in net fee revenue from the money transfer business.
    Total expenses in the second quarter 2004 were $99.2 million. In connection with the spin-off, Viad retired a substantial majority of its outstanding subordinated debentures and medium term notes and redeemed its outstanding preferred stock. Consequently, total expense includes $20.7 million of non-recurring debt tender and redemption costs.
    Loss from continuing operations was $570 thousand in the second quarter 2004, compared to income of $20.5 million in the second quarter 2003. Second quarter 2004 income from continuing operations was negatively affected by the $19.3 million after tax debt tender and redemption costs.
    Philip Milne, president and chief executive officer said, "In the second quarter, we continued our focus on providing affordable, reliable and convenient payment services to our customers. Our global money transfer business had another exceptional quarter with 35 percent transaction volume growth, which reflects strong performance both domestically and internationally."

    Segment Highlights

    MoneyGram operates in two reportable business segments, Global Funds Transfer and Payment Systems. Prior to the spin-off, Viad Corp presented MoneyGram as the Payment Services segment.

Global Funds Transfer
($ in millions)

                                   Q2      Q1             Q2
                                  2004    2004   Change  2003   Change
                                 ------- ------- ------ ------- ------
Revenue                          $128.2  $121.0    5.9% $111.5   14.9%
Commissions Expense                48.1    44.2    8.8%   39.0   23.3%
Net Revenue                        80.1    76.7    4.3%   72.5   10.4%
Operating Income                   24.8    21.0   18.1%   24.2    2.5%
Operating Margin                   19.3%   17.3%          21.7%

    Global Funds Transfer, which includes global money transfer, urgent bill payment and retail money orders, increased second quarter revenue 15 percent over the prior year second quarter to $128.2 million. The money transfer agent network grew 19 percent from the second quarter of 2003 to over 71,000 agents.

Payment Systems
($ in millions)

                                    Q2     Q1             Q2
                                   2004   2004  Change   2003  Change
                                  ------ ------ ------- ------ -------
Revenue                           $71.7  $70.4     1.9% $76.2   (6.0%)
Commissions Expense                49.5   46.0     7.6%  56.8  (12.8%)
Net Revenue                        22.1   24.3   (9.0%)  19.4    13.9%
Operating Income                    5.8    9.2  (36.4%)   6.3   (7.0%)
Operating Margin                    8.2%  13.1%           8.3%

    Payment Systems includes PrimeLink/Official Check outsourcing services, financial money orders and controlled disbursement processing services. In comparison to the prior year's second quarter, revenue declined 6 percent to $71.7 million, reflecting lower average invested funds.

    Mr. Milne concluded, "We are very excited about our future as an independent company. There are many opportunities in the expanding global remittance market and our new independent status will enable us to pursue these opportunities with a strong capital foundation and clear focus."

    Presentation of Historical Income Statements

    Viad completed the spin-off of MoneyGram on June 30, 2004. MoneyGram is considered the divesting entity and treated as the accounting successor to Viad for financial reporting purposes in accordance with the EITF No. 02-11, "Accounting for Reverse Spinoffs." The unaudited income statements for the quarters and full year periods in 2003 and 2002 in Tables Five and Six to this press release are being provided to report the historical results of MoneyGram with the historical results of operations of Viad in discontinued operations in accordance with the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

    Outlook

    The company currently expects 2004 full year revenue growth in the high single to low double digits. Income from continuing operations per share is expected to be in the range of $0.44 to $0.48 for the last half of the year and $0.65 to $0.69 for the full year. The full year includes after-tax costs for the debt tender and redemption costs, which amounts to $0.22 per share.
    The estimates are dependent on a variety of factors including interest rate levels and other factors. From time to time securities may be called or similar events may occur which can result in unanticipated gains or losses. Our outlook does not reflect these events.

    Conference Call and Webcast

    MoneyGram International will have a conference call today at 9:00 a.m. EDT, 8:00 a.m. CDT to discuss second quarter results. Phil Milne, Chief Executive Officer, and Dave Parrin, Chief Financial Officer, will speak on the call. The conference call can be accessed by calling
(800) 901-5259 in the U.S. or (617) 786-4514 internationally. The participant passcode is MoneyGram. The conference call will also be webcast through the company's website at www.moneygram.com. A replay of the conference call and webcast will be available one hour after the call concludes through 5:00 p.m. on August 5, 2004. The replay of the call is available at (888) 286-8010 in the U.S., or (617) 801-6888 internationally, passcode 70678100. The internet audio cast replay will be available at www.moneygram.com.

    About MoneyGram International, Inc.

    MoneyGram International, Inc., is a leading global payment services company and S&P MidCap 400 company. The company's major products and services include global money transfer, money orders and payment processing solutions for financial institutions and retail customers. For more information, visit the company's website at www.moneygram.com.

    Cautionary Information Regarding Forward-Looking Statements

    The statements contained in this press release regarding the business of MoneyGram International, Inc. that are not historical facts are forward-looking statements and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances due to a number of factors, including, but not limited to: (a) fluctuations in interest rates that may materially adversely affect revenue derived from investment of funds received from the sale of payment instruments; (b) material changes in the market value of securities we hold; (c) material changes in our need for and the availability of liquid assets; (d) successful management of the credit and fraud risks of retail agents, and the credit risk related to our investment portfolio; (e) continued growth rates approximating recent levels for consumer money transfer transactions and other payment product markets; (f) renewal of material retail agent and financial institution customer contracts, or loss of business from significant agents or customers; (g) technological and competitive changes in the payment services industry; (h) changes in laws, regulations or other industry practices and standards which may require significant systems redevelopment, reduce the market for or value of the company's products or services or render products or services less profitable or obsolete; (i) continued political stability in countries in which MoneyGram has material agent relationships; (j) material lawsuits or investigations; (k) catastrophic events that could materially adversely impact operating facilities, communication systems and technology of MoneyGram, its clearing banks or major customers, or that may have a material adverse impact on current economic conditions or levels of consumer spending; (l) material breach of security of any of our systems; and (m) other factors more fully discussed in MoneyGram's filings with the Securities and Exchange Commission. Actual results may differ materially from historical and anticipated results. These forward-looking statements speak only as of the date on which such statements are made, and MoneyGram undertakes no obligation to update such statements to reflect events or circumstances arising after such date.


                              TABLE ONE
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                   NET INVESTMENT REVENUE ANALYSIS
                      (In thousands) (Unaudited)

                                      Second Quarter         2004 vs
                                     2004        2003          2003
                                  ----------- -----------   ----------
Components of net investment
 revenue:
  Investment revenue                 $77,580     $82,017      $(4,437)
  Investment commissions expense
   (1)                                53,706      60,802       (7,096)
                                  ----------- -----------   ----------
Net investment revenue               $23,874     $21,215       $2,659
                                  =========== ===========   ==========

Average balances:
  Cash equivalents and
   Investments                    $6,888,115  $7,142,154    ($254,039)
  Payment service obligations (2)  5,510,137   5,792,583     (282,446)

Average yields earned and rates
 paid (3):
  Investment yield                      4.53%       4.61%       -0.08%
  Investment commission rate            3.92%       4.21%       -0.29%
Net investment margin                   1.39%       1.19%        0.20%


                                     June Year to Date       2004 vs
                                     2004        2003          2003
                                  ----------- -----------   ----------
Components of net investment
 revenue:
  Investment revenue                $154,234    $168,655     $(14,421)
  Investment commissions expense
   (1)                               103,451     119,728      (16,277)
                                  ----------- -----------   ----------
Net investment revenue               $50,783     $48,927       $1,856
                                  =========== ===========   ==========

Average balances:
  Cash equivalents and
   Investments                    $6,736,531  $6,940,122    ($203,591)
  Payment service obligations (2)  5,334,893   5,568,136     (233,243)

Average yields earned and rates
 paid (3):
  Investment yield                      4.60%       4.90%       -0.30%
  Investment commission rate            3.90%       4.34%       -0.44%
Net investment margin                   1.52%       1.42%        0.10%


(1) Investment commissions expense reported includes payments made to financial institution customers, costs associated with swaps and the sale of receivables program.

(2) Commissions are paid to financial institution customers based upon average outstanding balances generated by the sale of official checks only. The average balance in the table reflects only the payment service obligations for which commissions are paid and does not include the average balance of the sold receivables ($407 million and $433 million for the second quarter of 2004 and 2003, respectively, $411 million and $437 million for the first six months of 2004 and 2003, respectively) as these are not recorded on the consolidated balance sheets.

(3) Average yields/rates are calculated by dividing the applicable amount shown in the "component of net interest revenue" section by the applicable amount shown in the "Average balances" section divided by the number of days in the period presented and multiplied by the number of days in the year. The "Net investment margin" is calculated by dividing "Net investment revenue" by the "Cash equivalents and investments" average balance divided by the number of days in the period presented and multiplied by the number of days in the year.


                              TABLE TWO
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME
      (In thousands except share and per share data) (Unaudited)

                               Three months ended   Six months ended
                                     June 30             June 30
                                 2004      2003      2004      2003
                               --------- --------- --------- ---------

REVENUE:
  Fee and other revenue        $122,084  $102,828  $235,706  $199,891
  Investment revenue             77,580    82,017   154,234   168,655
  Securities gains and losses,
   net                              156     2,876     1,201    (9,199)
                               --------- --------- --------- ---------
    Total revenue               199,820   187,721   391,141   359,347

  Fee commissions expense        43,925    34,987    84,428    66,934
  Investment commissions
   expense                       53,706    60,802   103,451   119,728
                               --------- --------- --------- ---------
    Total commissions expense    97,631    95,789   187,879   186,662

                               --------- --------- --------- ---------
    Net revenue                 102,189    91,932   203,262   172,685

EXPENSES:
  Compensation and benefits      33,644    26,533    66,389    54,599
  Transaction and operations
   support                       27,447    25,296    55,687    50,682
  Depreciation and
   amortization                   7,396     6,626    14,619    13,149
  Occupancy, equipment and
   supplies                       8,119     6,962    15,715    13,335
  Interest expense                1,905     2,765     3,127     5,995
  Debt tender and redemption
   costs                         20,661              20,661
                               --------- --------- --------- ---------
    Total expenses               99,172    68,182   176,198   137,760

                               --------- --------- --------- ---------
Income from continuing
 operations before income
 taxes                            3,017    23,750    27,064    34,925

Income tax expense                3,587     3,293     8,420     2,078
                               --------- --------- --------- ---------
(Loss) income from continuing
 operations                        (570)   20,457    18,644    32,847

(Loss) income and gain from
 discontinued operations, net
 of tax                            (497)   20,411    21,282    30,052

                               --------- --------- --------- ---------
NET (LOSS) INCOME               $(1,067)  $40,868   $39,926   $62,899
                               ========= ========= ========= =========

Diluted income per share
(Loss) income from continuing
 operations                      $(0.01)    $0.24     $0.21     $0.38
(Loss) income from
 discontinued operations, net
 of tax                               -      0.23      0.25      0.34
                               --------- --------- --------- ---------
(Loss) earnings per common
 share                           $(0.01)    $0.47     $0.46     $0.72
                               ========= ========= ========= =========
Average outstanding and
 potentially dilutive common
 shares                          86,929    86,508    87,306    86,418
                               ========= ========= ========= =========

Basic earnings per share
(Loss) income from continuing
 operations                      $(0.01)    $0.24     $0.21     $0.38
(Loss) income from
 discontinued operations, net
 of tax                               -      0.23      0.25      0.34
                               --------- --------- --------- ---------
(Loss) earnings per common
 share                           $(0.01)    $0.47     $0.46     $0.72
                               ========= ========= ========= =========
Average outstanding common
 shares                          86,929    86,224    86,819    86,116
                               ========= ========= ========= =========


                             TABLE THREE
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
            (In thousands, except share data) (Unaudited)

                                               June 30,   December 31,
                                                 2004         2003
                                             ------------ ------------

ASSETS
Cash and cash equivalents                             $-      $33,832
Cash and cash equivalents (substantially
 restricted)                                   1,028,814    1,025,026
Receivables, net (substantially restricted)      910,226      755,734
Investments (substantially restricted)         6,369,762    6,013,757
Property and equipment                            91,254       95,207
Intangible assets                                 18,757       18,818
Goodwill                                         395,526      395,526
Net assets of discontinued operations                  -      343,931
Other assets                                     156,148      208,066
                                             ------------ ------------
        Total assets                          $8,970,487   $8,889,897
                                             ============ ============

LIABILITIES
   Payment service obligations                $7,862,106   $7,421,481
   Debt                                          150,000      201,351
   Derivative financial instruments               82,996      174,588
   Pension and other postretirement benefits     104,003      101,039
   Preferred stock subject to mandatory
    redemption                                         -        6,733
   Accounts payable and other liabilities        272,801      115,922
                                             ------------ ------------
        Total liabilities                      8,471,906    8,021,114

STOCKHOLDERS' EQUITY:
   Common shares, $.01 par value:
    250,000,000 shares authorized,
    88,555,989 issued and outstanding                886      149,610
   Additional paid-in capital                     80,069      218,783
   Retained income                               461,903      863,944
   Unearned employee benefits and other          (32,410)     (35,442)
   Accumulated other comprehensive loss          (11,867)     (35,208)
   Treasury stock                                      -     (292,904)
                                             ------------ ------------
        Total stockholders' equity               498,581      868,783
                                             ------------ ------------
        Total liabilities and stockholders'
         equity                               $8,970,487   $8,889,897
                                             ============ ============


                              TABLE FOUR
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
      CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
            (In thousands, except share data) (Unaudited)

                                                             Unearned
                                                             Employee
                               Common   Additional Retained  Benefits
                                Stock    Capital    Income   and Other
                              --------- ---------- --------- ---------

Balance, December 31, 2003    $149,610   $218,783  $863,944  $(35,442)
Net income                                           40,993
Dividends on common and
 preferred stock                                     (7,807)
Employee benefit plans                     (4,635)              2,815
Treasury shares acquired
Unrealized foreign currency
 translation adjustment
Unrealized gain on available-
 for-sale securities
Unrealized loss on derivative
 financial instruments
Other, net                                               48
                              --------- ---------- --------- ---------
Balance, March 31, 2004        149,610    214,148   897,178   (32,627)
Net income                                           (1,067)
Dividends on common and
 preferred stock                                     (7,822)
Employee benefit plans                      4,972                 217
Unrealized foreign currency
 translation adjustment
Unrealized gain on available-
 for-sale securities
Unrealized loss on derivative
 financial instruments
Other, net                                              170
Spin off from Viad Corp       (148,724)  (139,051) (426,556)
                              --------- ---------- --------- ---------
Balance, June 30, 2004            $886    $80,069  $461,903  $(32,410)
                              ========= ========== ========= =========


                                     Accumulated
                                        Other
                                    Comprehensive   Common
                                       (Loss)      Stock in
                                       Income      Treasury    Total
                                    ------------- ---------- ---------

Balance, December 31, 2003              $(35,208) $(292,904) $868,783
Net income                                                     40,993
Dividends on common and preferred
 stock                                                         (7,807)
Employee benefit plans                                 (574)   (2,394)
Treasury shares acquired                              6,048     6,048
Unrealized foreign currency
 translation adjustment                     (408)                (408)
Unrealized gain on available-for-
 sale securities                          31,035               31,035
Unrealized loss on derivative
 financial instruments                    (2,992)              (2,992)
Other, net                                                         48
                                    ------------- ---------- ---------
Balance, March 31, 2004                   (7,573)  (287,430)  933,306
Net income                                                     (1,067)
Dividends on common and preferred
 stock                                                         (7,822)
Employee benefit plans                                 (345)    4,844
Unrealized foreign currency
 translation adjustment                     (172)                (172)
Unrealized gain on available-for-
 sale securities                         (76,570)             (76,570)
Unrealized loss on derivative
 financial instruments                    72,448               72,448
Other, net                                                        170
Spin off from Viad Corp                        -    287,775  (426,556)
                                    ------------- ---------- ---------
Balance, June 30, 2004                  $(11,867)        $-  $498,581
                                    ============= ========== =========


                              TABLE FIVE
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME
      (In thousands except share and per share data) (Unaudited)

                                                               Year
                                                               Ended
                        1st      2nd       3rd       4th     December
                       Quarter  Quarter   Quarter   Quarter     31
                        2003     2003      2003      2003      2003
                      -------- --------- --------- --------- ---------

REVENUE:
  Fee and other
   revenue            $97,063  $102,828  $108,067  $111,044  $419,002
  Investment revenue   86,638    82,017    76,783    77,661   323,099
  Securities gains
   and losses, net    (12,075)    2,876     3,198     1,123    (4,878)
                      -------- --------- --------- --------- ---------
    Total revenue     171,626   187,721   188,048   189,828   737,223

  Fee commissions
   expense             31,947    34,987    37,864    40,199   144,997
  Investment
   commissions
   expense             58,926    60,802    59,408    53,200   232,336
                      -------- --------- --------- --------- ---------
    Total commissions
     expense           90,873    95,789    97,272    93,399   377,333

                      -------- --------- --------- --------- ---------
    Net revenue        80,753    91,932    90,776    96,429   359,890

EXPENSES:
  Compensation and
   benefits            28,066    26,533    28,499    24,399   107,497
  Transaction and
   operations support  25,386    25,296    26,030    24,801   101,513
  Depreciation and
   amortization         6,523     6,626     6,841     7,305    27,295
  Occupancy,
   equipment and
   supplies             6,373     6,962     5,894     6,328    25,557
  Interest expense      3,230     2,765     1,882     1,980     9,857
                      -------- --------- --------- --------- ---------
    Total expenses     69,578    68,182    69,146    64,813   271,719

                      -------- --------- --------- --------- ---------
Income from
 continuing
 operations before
 income taxes          11,175    23,750    21,630    31,616    88,171

Income tax (benefit)
 expense               (1,215)    3,293     3,142     7,265    12,485
                      -------- --------- --------- --------- ---------
Income from
 continuing
 operations            12,390    20,457    18,488    24,351    75,686

Income from
 discontinued
 operations, net of
 tax                    9,641    20,411     6,348     1,816    38,216

                      -------- --------- --------- --------- ---------
NET INCOME            $22,031   $40,868   $24,836   $26,167  $113,902
                      ======== ========= ========= ========= =========

Diluted income per
 share
Income from
 continuing
 operations             $0.14     $0.24     $0.22     $0.28     $0.87
Income from
 discontinued
 operations, net of
 tax                     0.11      0.23      0.07      0.02      0.44
                      -------- --------- --------- --------- ---------
Earnings per common
 share                  $0.25     $0.47     $0.29     $0.30     $1.31
                      ======== ========= ========= ========= =========
Average outstanding
 and potentially
 dilutive common
 shares                86,326    86,508    86,720    86,891    86,619
                      ======== ========= ========= ========= =========

Basic earnings per
 share
Income from
 continuing
 operations             $0.14     $0.24     $0.22     $0.28     $0.87
Income from
 discontinued
 operations, net of
 tax                     0.11      0.23      0.07      0.02      0.44
                      -------- --------- --------- --------- ---------
Earnings per common
 share                  $0.25     $0.47     $0.29     $0.30     $1.31
                      ======== ========= ========= ========= =========
Average outstanding
 common shares         86,008    86,224    86,273    86,387    86,223
                      ======== ========= ========= ========= =========


                              TABLE SIX
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME
      (In thousands except share and per share data) (Unaudited)

                                                               Year
                                                               Ended
                           1st      2nd      3rd      4th    December
                          Quarter  Quarter  Quarter  Quarter    31
                           2002     2002     2002     2002     2002
                         -------- -------- -------- -------- ---------

REVENUE:
  Fee and other revenue  $83,060  $91,010  $94,320  $97,245  $365,635
  Investment revenue      84,882   85,733   88,827   91,890   351,332
  Securities gains and
   losses, net            (2,341)  (1,255)   2,954   (8,635)   (9,277)
                         -------- -------- -------- -------- ---------
    Total revenue        165,601  175,488  186,101  180,500   707,690

  Fee commissions
   expense                25,856   29,484   30,510   32,418   118,268
  Investment commissions
   expense                55,607   58,088   62,541   63,916   240,152
                         -------- -------- -------- -------- ---------
    Total commissions
     expense              81,463   87,572   93,051   96,334   358,420

                         -------- -------- -------- -------- ---------
    Net revenue           84,138   87,916   93,050   84,166   349,270

EXPENSES:
  Compensation and
   benefits               26,309   23,881   27,462   22,037    99,689
  Transaction and
   operations support     25,825   25,578   23,597   21,608    96,608
  Depreciation and
   amortization            6,514    6,191    6,497    6,692    25,894
  Occupancy, equipment
   and supplies            5,932    6,112    5,888    7,248    25,180
  Interest expense         3,930    3,846    4,101    3,335    15,212
                         -------- -------- -------- -------- ---------
    Total expenses        68,510   65,608   67,545   60,920   262,583

                         -------- -------- -------- -------- ---------
Income from continuing
 operations before
 income taxes             15,628   22,308   25,505   23,246    86,687

Income tax expense           352    3,290    4,502    3,779    11,923
                         -------- -------- -------- -------- ---------
Income from continuing
 operations               15,276   19,018   21,003   19,467    74,764

(Loss) income from
 discontinued
 operations, net of tax  (24,619)  10,697   11,254  (14,210)  (16,878)

                         -------- -------- -------- -------- ---------
NET (LOSS) INCOME        $(9,343) $29,715  $32,257   $5,257   $57,886
                         ======== ======== ======== ======== =========

Diluted income per share
Income from continuing
 operations                $0.18    $0.22    $0.24    $0.23     $0.86
(Loss) income from
 discontinued
 operations, net of tax    (0.29)    0.12     0.13    (0.17)    (0.21)
                         -------- -------- -------- -------- ---------
(Loss) earnings per
 common share             $(0.11)   $0.34    $0.37    $0.06     $0.65
                         ======== ======== ======== ======== =========
Average outstanding and
 potentially dilutive
 common shares            86,095   87,672   86,616   86,068    86,716
                         ======== ======== ======== ======== =========

Basic earnings per share
Income from continuing
 operations                $0.18    $0.22    $0.24    $0.23     $0.87
(Loss) income from
 discontinued
 operations, net of tax    (0.29)    0.12     0.13    (0.17)    (0.21)
                         -------- -------- -------- -------- ---------
(Loss) earnings per
 common share             $(0.11)   $0.34    $0.37    $0.06     $0.66
                         ======== ======== ======== ======== =========
Average outstanding
 common shares            86,095   86,693   86,188   85,738    86,178
                         ======== ======== ======== ======== =========


                             TABLE SEVEN
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                         SEGMENT INFORMATION
                      (In thousands) (Unaudited)

                                           2003
                     -------------------------------------------------
                       First    Second     Third    Fourth     Full
                      Quarter   Quarter   Quarter   Quarter    Year
                     --------- --------- --------- --------- ---------
Revenue:
  Global Funds
   Transfer          $105,226  $111,500  $114,916  $118,466  $450,108
  Payment Systems      66,400    76,221    73,132    71,362   287,115
                     -------------------------------------------------
  Total revenue       171,626   187,721   188,048   189,828   737,223

Operating income:
  Global Funds
   Transfer            21,690    24,169    24,453    26,511    96,823
  Payment Systems      (2,611)    6,289     3,650     7,795    15,123
                     -------------------------------------------------
                       19,079    30,458    28,103    34,306   111,946
Corporate
 activities:
  Debt tender and
   redemption costs
  Interest expense      3,230     2,765     1,882     1,980     9,857
  Other corporate
   activities           4,674     3,943     4,591       710    13,918
                     -------------------------------------------------
  Income from
   continuing
   operations before
   income taxes       $11,175   $23,750   $21,630   $31,616   $88,171
                     =================================================


                                                          2004
                                                   -------------------
                                                     First    Second
                                                    Quarter   Quarter
                                                   --------- ---------
Revenue:
  Global Funds Transfer                            $120,969  $128,165
  Payment Systems                                    70,352    71,655
                                                   -------------------
  Total revenue                                     191,321   199,820

Operating income:
  Global Funds Transfer                              20,978    24,777
  Payment Systems                                     9,190     5,848
                                                   -------------------
                                                     30,168    30,625
Corporate activities:
  Debt tender and redemption costs                             20,661
  Interest expense                                    1,222     1,905
  Other corporate activities                          4,899     5,042
                                                   -------------------
  Income from continuing operations before income
   taxes                                            $24,047    $3,017
                                                   ===================

    CONTACT: MoneyGram International, Inc., Minneapolis
             Investor Relations:
             Patricia D. Phillips, 952-591-3840
             ir@moneygram.com